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                                                                 EXHIBIT 10.10.3

                                AMENDMENT OF THE
                          PULITZER PUBLISHING COMPANY
                  SUPPLEMENTAL EXECUTIVE BENEFIT PENSION PLAN
                             DATED JANUARY 1, 1992

     The last sentence of subsection (c) of Section C. of ARTICLE III of the Pulitzer Publishing Company Supplemental Executive Benefit Pension Plan is amended to read as follows, effective as of January 1, 1992: "The Board, in its sole discretion, reserves the right to modify or eliminate the early-retirement reduction factor."

                                          PULITZER PUBLISHING COMPANY

                                          By: /s/ RONALD H. RIDGWAY

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